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EXHIBIT 10.33

                  RECLAMATION CONSULTING AND APPLICATIONS, INC.

                               AMENDMENT NO. 1 TO

                       CONVERTIBLE NOTE PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 ("AMENDMENT NO. 1") is entered into as of the 15th day of December, 2006 (the "AMENDMENT EFFECTIVE DATE"), by and between RECLAMATION CONSULTING AND APPLICATIONS, INC., a corporation duly organized and validly existing under the laws of the State of Colorado (the "COMPANY") and CANVASBACK COMPANY LIMITED, a company organized and validly existing under the laws of Anguilla ("CANVASBACK") and amends the Convertible Note Purchase Agreement entered into between the Company and Canvasback as of October 17, 2006 (the "AGREEMENT"). Unless otherwise expressly defined herein, all capitalized terms and Section references used herein shall have the meanings set forth in the Agreement.

     WHEREAS, as of the Amendment Effective Date, the Company and Canvasback desire to increase the aggregate principal amount of Convertible Notes saleable by the Company and purchasable by Canvasback pursuant to the terms of the Agreement.

     NOW THEREFORE, in consideration of the mutual promises contained in this Amendment and the Agreement, the Company and Canvasback hereby agree to amend the Agreement as follows:

1.   Paragraph seven of page one of the Agreement which states as follows:

     "WHEREAS, CANVASBACK HAS INDICATED THAT IT IS WILLING TO PROVIDE THE COMPANY WITH ADDITIONAL UNSECURED DEBT IN THE PRINCIPAL AMOUNT OF ONE HUNDRED TWENTY THOUSAND DOLLARS ($120,000) (THE "SUBSEQUENT LOANS", AND TOGETHER WITH THE PRIOR LOANS, THE "UNSECURED DEBT"), PROVIDED THAT THE COMPANY DELIVERS TO CANVASBACK THE RIGHT TO CONVERT THE UNSECURED DEBT INTO EQUITY IN ACCORDANCE WITH THIS AGREEMENT, AND THE PARTIES DESIRE TO MEMORIALIZE THEIR ARRANGEMENT THROUGH ENTRY INTO THIS AGREEMENT AS OF THE DATE HEREOF."

     is hereby deleted in its entirety and replaced with:

     "WHEREAS, CANVASBACK HAS INDICATED THAT IT IS WILLING TO PROVIDE THE COMPANY WITH ADDITIONAL UNSECURED DEBT IN THE PRINCIPAL AMOUNT OF SIX HUNDRED TWENTY THOUSAND ($620,000) (THE "SUBSEQUENT LOANS", AND TOGETHER WITH THE PRIOR LOANS, THE "UNSECURED DEBT"), PROVIDED THAT THE COMPANY DELIVERS TO CANVASBACK THE RIGHT TO CONVERT THE UNSECURED DEBT INTO EQUITY IN ACCORDANCE WITH THIS AGREEMENT, AND THE PARTIES DESIRE TO MEMORIALIZE THEIR ARRANGEMENT THROUGH ENTRY INTO THIS AGREEMENT AS OF THE DATE HEREOF."

              [SIGNATURES APPEAR ON THE IMMEDIATELY FOLLOWING PAGE]


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2.   As hereby amended and supplemented, the Agreement shall remain in full force and effect.


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the Amendment Effective Date above.


RECLAMATION CONSULTING
AND APPLICATIONS, INC.:                            ATTEST:

   By: /s/ Gordon W. Davies                    By: /s/ Michael C. Davies
       ----------------------------                ----------------------------
       Gordon W. Davies                            Michael C. Davies
       President                                   Secretary



CANVASBACK COMPANY LIMITED:                        ATTEST:

   By: /s/ Bernadine Romney                    By: /s/ John Benjamine
       ----------------------------                ----------------------------
   Name:  Bernadine Romney                         Name:  John Benjamine
   Authorized Signatory                            Authorized Signatory


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